Exhibit 10.10

Certain information has been excluded from this agreement (indicated by “[***]”) because such information is both (a) not material and (b) is the type that the registrant customarily and actually treats as private or confidential.

EXCLUSIVE LICENSE AGREEMENT WITH EQUITY

This Agreement (“Agreement”) between THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Alto Neuroscience, Inc. (“Alto”), a corporation having a principal place of business at 153 2nd Street, Suite 107, Los Altos, CA 94022, is effective on the 6th day of December, 2019 (“Effective Date”).

1.	BACKGROUND

Stanford has an assignment of four inventions to guide treatment of psychiatry patients. They were all developed in the laboratory of Dr. Amit Etkin, an employee of Stanford and the United States Department of Veterans Affairs (“VA”) and are:

•	[***].

•	[***].

•	[***].

•	[***].

The inventions supported by the VA are subject to an Invention Management Agreement (IMA) between the VA and Stanford, with an effective date of [***] that authorizes Stanford to exclusively manage certain inventions on behalf of both Stanford and the VA.

The inventions that are jointly owned with Board are subject to an Interinstitutional Agreement (IIA) with Board on behalf of UTSW with an effective date of [***] that authorizes Stanford to exclusively manage the inventions on behalf of Stanford, Board, and UTSW.

Stanford has granted a nonexclusive, nontransferable, nonassignable license to the software in docket [***] to a company for research use only.

Stanford wants to have the invention perfected and marketed as soon as possible so that resulting products may be available for public use and benefit.

2.	DEFINITIONS

Whenever used in this Agreement with an initial capital letter, the following terms, whether used in the singular or the plural, shall have the meanings specified below.

2.1

“Affiliates” means any person, corporation, or other business entity which controls, is controlled by, or is under common control with Alto; and for this purpose, “control” of a corporation means the direct or indirect ownership of more than fifty percent (50%) of its voting stock, and “control” of any other business entity means the direct or indirect ownership of greater than a fifty percent (50%) interest in the income of such entity.

2.2	“Change of Control” means the following, as applied [***]:

(A)

acquisition of ownership—directly or indirectly, beneficially or of record—by any person or group (within the meaning of the Exchange Act and the rules of the SEC or equivalent body under a different jurisdiction) of the capital stock of Alto representing more than [***]; and/or

(B)	the sale of all or substantially all Alto’s assets and/or business in one transaction or in a series of related transactions.

2.3	“Exclusive” means that, subject to Sections 3 and 5, Stanford will not grant further licenses under the Licensed Patents in the Licensed Field of Use in the Licensed Territory.

2.4	“Fully Diluted Basis” means the total number of shares of Alto’s issued and outstanding common stock, assuming:

(A)	the conversion of all issued and outstanding securities convertible into common stock;

(B)	the exercise of all issued and outstanding warrants or options, regardless of whether then exercisable; and

(C)	the issuance, grant, and exercise of all securities reserved for issuance pursuant to any Alto stock or stock option plan then in effect.

2.5	“Indemnitees” means [***] and their respective trustees, regents, officers, employees, students, agents, faculty, representatives, and volunteers.

2.6	“Licensed Field of Use” means all fields.

2.7

“Licensed Patent” means Stanford’s, Board’s and the VA’s rights in U.S. Patent Applications listed in Appendix A, any foreign patent application corresponding thereto, and any divisional, continuation, or reexamination application, extension, and each patent that issues or reissues from any of these patent applications. Any claim of an unexpired Licensed Patent is presumed to be valid unless it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken. [***].

2.8

“Licensed Product” means a product, method or service in the Licensed Field of Use, the making, having made, using, importing or selling of which, absent this license, infringes, induces infringement, or contributes to infringement of a Licensed Patent.

2.9	“Licensed Territory” means worldwide.

2.10

“Net Sales” means all gross revenue [***] by Alto or sublicensees, their distributors or designees, from the sale, transfer or other disposition of Licensed Product. Net Sales excludes the following items [***]:

(A)	[***];

(B)	[***];

(C)	[***]; and

(D)	[***].

For purposes of calculating Net Sales, transfers to a sublicensee of Licensed Product under this Agreement for (i) end use (but not resale) by the sublicensee shall be treated as sales by Alto at list price of Alto, or (ii) resale by a sublicensee shall be treated as sales at the list price of the sublicensee upon sale or lease by such sublicensee.

2.11	“Nonroyalty Sublicensing Consideration” means any consideration received by Alto from a Sublicensee hereunder but excluding any consideration for:

(A)	royalties on products sales (royalties on product sales by sublicensees will be treated as if Alto made the sale of such product);

(B)	[***];

(C)	[***]

(D)	[***]

2.12

“Sublicense” or “Sublicensing” means any agreement between Alto and a third party (“Sublicensee”) that contains a grant to Stanford’s Licensed Patents regardless of the name given to the agreement by the parties; however, an agreement to make, have made, use or sell Licensed Products on behalf of Alto is not considered a Sublicense.

2.13

“Technology” means the additional information or materials listed in existence as of the Effective Date and listed in Appendix D, as provided by Stanford to Alto. Technology may or may not be confidential in nature.

3.	GRANT

3.1

Grant. Subject to the terms and conditions of this Agreement, Stanford grants Alto a license to Stanford’s rights in the Licensed Patent and Technology in the Licensed Field of Use to make, have made, use, import, offer to sell and sell Licensed Products in the Licensed Territory. Alto shall have the right to exercise the foregoing licenses through an Affiliate [***]. Alto shall remain fully responsible for such Affiliates’ compliance and performance under this Agreement, and for any breach of this Agreement by such Affiliate. [***] An exercise of the licensed rights by such an Affiliate shall not require a Sublicense.

3.2

Exclusivity. The license to the Licensed Patents is Exclusive, including the right to sublicense under Section 4, in the Licensed Field of Use beginning on the Effective Date and ending 10 years after the Effective Date (“Exclusive Term”). For clarity, there is an existing research-use only license to the software in docket [***].

3.3	Nonexclusivity.

(A)	The license is nonexclusive to Technology in the Licensed Field of Use beginning on the Effective Date and ending when the last Licensed Patent expires.

(B)	After the Exclusive Term, the license to the Licensed Patents will be nonexclusive until [***] (“Nonexclusive Term”).

3.4

Retained Rights. Stanford retains the right, on behalf of itself, Stanford Health Care, Lucile Packard Children’s Hospital at Stanford and all other non-profit research institutions, to practice the Licensed Patent and use Technology for any non-profit purpose, including sponsored research and collaborations. Alto agrees that, notwithstanding any other provision of this Agreement, [***]. Stanford and any such other institutions [***].

3.5	Specific Exclusion. Stanford does not:

(A)

grant to Alto any other licenses, implied or otherwise, to any patents or other rights of Stanford other than those rights granted under Licensed Patent, regardless of whether the patents or other rights are dominant or subordinate to any Licensed Patent, or are required to exploit any Licensed Patent or Technology;

(B)	commit to Alto to bring suit against third parties for infringement, except as described in Section 14; and

(C)	agree to furnish to Alto any technology or technological information other than the Technology or to provide Alto with any assistance.

4.	SUBLICENSING

4.1

Permitted Sublicensing. Alto may grant Sublicenses in the Licensed Field of Use and Licensed Territory [***] and [***]. Sublicenses with any exclusivity must include reasonable diligence requirements. Stanford agrees that Alto may, by mutual agreement, apportion without discrimination between Alto patents and Stanford Licensed Patents a commercially reasonable percentage of Sublicensing payments to be made to Stanford pursuant to Section 4.6. Negotiation of any Sublicense must be an arms-length transaction.

4.2

Required Sublicensing. If Alto is [***] to serve or develop a potential market or market territory for which there is a company willing to be a Sublicensee and which has adequate resources and (a) such potential Sublicensee [***], and (b) such proposed development is not [***], Alto will, at Stanford’s request, negotiate in good faith a Sublicense within [***] with any such company. Stanford would like licensees to address unmet needs, such as those of neglected patient populations or geographic areas, giving particular attention to improved therapeutics, diagnostics and agricultural technologies for the developing world.

4.3	Sublicense Requirements. Any Sublicense:

(A)	is subject to this Agreement;

(B)	will reflect that [***];

(C)	will prohibit Sublicensee from paying royalties to an escrow or other similar account;

(D)	will expressly include the provisions of Sections 8, 9, and 10 for the benefit of Stanford; and

(E)

will include the provisions of Section 4.4 and require the transfer of all the Sublicensee’s obligations to Alto, including the payment of royalties specified in the Sublicense, to Stanford or its designee, if this Agreement is terminated. [***].

4.4	Litigation by Sublicensee. Any Sublicense must include the following clauses:

(A)	In the event Sublicensee brings an action seeking to invalidate any Licensed Patent:

(1)

Sublicensee will [***] the payment paid to Alto during the pendency of such action. Moreover, should the outcome of such action determine that any claim of a patent challenged by the sublicensee is both valid and infringed by a Licensed Product, sublicensee will [***];

(2)	Sublicensee will [***];

(3)	any dispute regarding the validity of any Licensed Patent shall be [***], and the parties agree [***]; and

(4)	Sublicensee shall not pay royalties into any escrow or other similar account.

(B)	Sublicensee will provide written notice to Stanford at least [***]. Sublicensee will include with such written notice [***].

4.5

Copy of Sublicenses and Sublicensee Royalty Reports. Alto will submit to Stanford copies of each Sublicense within [***] days of signing, any subsequent amendments and all copies of Sublicensees’ royalty reports. [***]. Beginning with the first Sublicense, the Chief Financial Officer or equivalent will certify annually regarding the name and number of Sublicensees.

4.6	Sharing of Nonroyalty Sublicensing Consideration. Alto will pay to Stanford a portion of all Nonroyalty Sublicensing Consideration for the Sublicense, as provided below:

(A)	[***] for Sublicenses executed before [***];

(B)	[***] for Sublicenses executed after [***].

5.	GOVERNMENT RIGHTS

This Agreement is subject to Title 35 Sections 200-204 of the United States Code. Among other things, these provisions provide the United States Government with nonexclusive rights in the Licensed Patent. They also impose the obligation that Licensed Product sold or produced in the United States be “manufactured substantially in the United States.” Alto will ensure all obligations of these provisions are met.

The United States Government shall have the nonexclusive, nontransferable, irrevocable, royalty-free, paid-up right to practice or have practiced the Licensed Patent throughout the world by or on behalf of the United States Government and on behalf of any foreign government or international organization pursuant to any existing or future treaty or agreement to which the United States Government is a signatory.

[***].

6.	DILIGENCE

6.1

Milestones. Because the invention is not yet commercially viable as of the Effective Date, Alto will diligently develop, manufacture, and offer to sell Licensed Product and will diligently develop markets for Licensed Product. In addition, Alto will [***] and notify Stanford in writing [***].

6.2

Progress Report. By [***] of each year during the Term, Alto will submit a written annual report to Stanford covering the preceding calendar year. The report will include information sufficient to [***] and for Stanford to [***]. Each report will describe, where relevant: [***]. Alto will [***].

6.3

Clinical Trial Notice. Alto will notify the Stanford University Office of Technology Licensing prior to commencing any clinical trials at Stanford. If Alto does not notify Stanford University Office of Technology Licensing at least [***] prior to [***], Alto agrees that [***].

7.	ROYALTIES

7.1	Issue Fee. Alto will pay to Stanford a noncreditable, nonrefundable license issue fee of $20,000 upon signing this Agreement.

7.2

Equity Interest. As further consideration, Alto will grant to Stanford and Board for the Benefit of UTSW 149,360 shares of common stock in Alto. When issued, those shares will represent 1% of the stock in Alto on a Fully Diluted Basis. Within [***] of the Effective Date, Alto will provide Stanford with the current value of common shares, and the capitalization table upon which the number of shares was determined. [***] after the Effective Date, Alto will issue shares granted to Stanford, UTSW and the inventors pursuant to this Section 7.2 and Section 7.3 directly to the Stanford, Board for the benefit of UTSW (and/or its permitted assigns) and to the Stanford inventors with the allocations as stated below:

Stanford:	[***]

Board for the benefit of UTSW:	[***]

Amit Etkin:	[***]

[***]:	[***]

[***]:	[***]

[***]:	[***]

[***]:	[***]

7.3

Anti-Dilution Protection. Alto will issue Stanford, Board and the inventors without further consideration, any additional shares of stock of the class issued pursuant to Section 7.2 necessary to ensure that the number of shares issued Stanford, Board and inventors pursuant to Section 7.2 and this Section 7.3 does not represent less than 1% of the shares issued and outstanding on a Fully-Diluted Basis at any time through the completion of issuance of all shares to be issued in connection with the First Round of bona fide equity investment in Alto from a single or group of investors which is both (i) at least [***] in size and (ii) at a price per share which, when applied to stock actually outstanding immediately after such round, implies a post-financing equity valuation of Alto of at least [***]. A “First Round” is a bona fide round of equity, warrant, option or convertible equity investment which includes all the tranches prior to the completion of the financing. This right will expire upon the issuance of all shares to be issued in connection with such First Round, but will apply to all shares to be issued in or in connection with such First Round. Any such anti-dilution shares will be distributed in the same ratios as the initial equity consideration referenced in Section 7.2.

7.4	Purchase Right.

(A)

Stanford shall have the right, but not the obligation, to purchase for cash up to its Share of the securities issued in any Qualifying Offering on the terms, and subject to the conditions, set forth in this Section 7.4 and Section 7.5 (the “Purchase Right”). For purposes of this Section 7.4 and Section 7.5:

(1)	“Adjustment Event” means the final closing of the first Threshold Qualifying Offering occurring after the date of this Agreement.

(2)

“Board of Directors” means (i) if Alto is organized as a corporation, its board of directors, and (ii) if Alto is organized as a limited liability company, Alto manager(s) or member(s) or both that have the power to direct the principal management and activities of Alto, whether through ownership of voting securities, by agreement, or otherwise.

(3)

“Qualifying Offering” means a private offering of Alto’s equity securities (or securities convertible into or exercisable for Alto’s equity securities) for cash (or in satisfaction of debt issued for cash) having its final closing on or after the date of this Agreement and which includes investment by one or more venture capital, professional angel, corporate or other similar institutional investors other than Stanford. For the avoidance of doubt, if Alto is a limited liability company, then “equity securities” means limited liability company interests in Alto.

(4)	“Share” means:

(i)

[***] with respect to any Qualifying Offering having a closing on or before the date of an Adjustment Event; or (ii) with respect to any Qualifying Offering having a closing after an Adjustment Event, but before a Termination Event, the [***].

(5)

“Threshold Qualifying Offering” means any Qualifying Offering which either (i) is at least [***] in size or (ii) involves the sale to outside investors of at least [***] of the equity securities outstanding after such round on a Fully-Diluted Basis.

(6)	The parties shall construe the term “Fully-Diluted Basis” mutatis mutandis in the case where Alto is organized as a limited liability company.

(B)	The Purchase Right shall terminate upon the earliest to occur of the following (each a “Termination Event”):

(1)

Stanford’s execution of an investor rights agreement or similar agreement (each a “Rights Agreement”) in connection with a Threshold Qualifying Offering so long the Rights Agreement satisfies the terms of this Section 7.4 and Section 7.5 below;

(2)	Stanford purchases less than its entire Share of a Qualifying Offering;

(3)

Stanford fails to give an election notice within the Notice Period for a Qualifying Offering which has its final closing within [***] days of the date such notice is received by Stanford and which is closed on terms that are the same or less favorable to the investors as the terms stated in Alto’s notice to Stanford;

(4)	The closing of a firm commitment underwritten public offering of Alto’s common stock; or

(5)	The closing of the sale of all or substantially all of Alto’s assets to a company publicly traded on one of the major recognized exchanges.

(C)

The Purchase Right shall not apply to the issuance of securities: (i) to employees, individuals who are members of Alto’s Board of Directors as of the time of issuance, and service providers to Alto pursuant to a plan approved by Alto’s Board of Directors; or (ii) as additional consideration in lending or leasing transactions; or (iii) to an entity pursuant to an arrangement that Alto’s Board of Directors determines in good faith is a strategic partnership or similar arrangement of Alto (i.e., an arrangement in which the entity’s purchase of securities is not primarily for the purpose of financing Alto); or (iv) to owners of another entity in connection with the acquisition of that entity by Alto.

(D)

For the avoidance of doubt: (i) any securities Stanford may acquire or have the right to acquire under Section 7.2 or 7.3 shall not reduce the number of securities Stanford may purchase under this Section 7.4 or under any applicable Rights Agreement; and (ii) Stanford shall not be obligated to purchase under this Section 7.4 any Alto securities it has the right to acquire under Section 7.2 or 7.3 above.

(E)

If Alto has entered into more than one Exclusive (Equity) Agreement or other agreement to license intellectual property from Stanford, and Stanford has fully exercised its right to purchase its Share in connection with a Qualifying Offering under any such agreement, Stanford will waive its right to purchase its Share in connection with a Qualifying Offering under all other applicable agreements. In the event that Stanford has not fully exercised its right to purchase its Share in connection with a Qualifying Offering under any agreement, then Stanford may only exercise its right to purchase under a single agreement, and will waive its right to purchase under all others.

7.5	Rights Agreements; Information Rights; Notice; Elections.

(A)

Alto shall ensure that each Rights Agreement executed by Stanford in connection with a Qualifying Offering will grant to Stanford the same rights as all other investors who are parties to that Rights Agreement. In particular, Alto shall [***].

(B)	Notwithstanding any terms to the contrary contained in any applicable Rights Agreement:

(1)	Stanford shall not have any representation on the Board of Directors or rights to attend meetings of the Board of Directors;

(2)

In connection with all Qualifying Offerings, Alto shall give Stanford notice of the terms of the offering, including: (i) the names of the investors, the allocation of equity securities among them and the total amounts to be invested by each of them in such offering; (ii) pre-and post-(projected) financing capitalization table; (iii) investor presentation (if available); (iv) an introduction to the lead investor in such offering for the purpose of discussing the lead investor’s due diligence process; and (v) such other documents and information as Stanford may reasonably request for the purpose of making an investment decision or verifying the amount of equity securities it is entitled to purchase in such offering; and

(3)	Stanford may elect to exercise its Purchase Right, in whole or in part, by notice given to Alto within [***] business days [***] after receipt of Alto’s notice (“Notice Period”).

(C)

If Stanford has no information rights under a Rights Agreement and to the extent that such information has been prepared by Alto for other purposes, so long as Stanford holds Alto securities, Alto shall furnish to Stanford, upon request and as promptly as reasonably practicable, Alto’s annual consolidated financial statements and annual operating plan, including an annual report of the holders of Alto’s securities, and such other information as Stanford may reasonably request from time to time for the purpose of valuing its interest in Alto.

(D)

Notwithstanding any notice provision in this Agreement to the contrary, any notice given under this Agreement that refers or relates to any of Section 7.4 above or this Section 7.5 shall be copied concurrently to pvfnotices@stanford.edu; provided, however, that delivery of the copy will not by itself constitute notice for any purpose under this Agreement.

7.6

License Maintenance Fee. Beginning on the [***] anniversary of the Effective Date and each anniversary thereafter during the Term, Alto will pay Stanford a yearly license maintenance fee of [***]. Yearly maintenance payments are nonrefundable.

7.7

Earned Royalty. In addition to the annual license maintenance fee, Alto will pay Stanford earned royalties [***] on Net Sales. In the event that a Licensed Product is sold in combination with any other Alto or third party product(s), the Net Sales with respect to the Licensed Product of the combination shall be determined by the fraction A over A + B in which “A” is the Net Sales of the Licensed Product portion of the combination when sold separately during the applicable calendar quarter, and “B” is the Net Sales of the other product(s) of the combination product when sold separately.

7.8

Earned Royalty if Alto Challenges the Patent. Notwithstanding the above, should Alto bring an action seeking to invalidate any Licensed Patent, Alto will pay royalties to Stanford [***] during the pendency of such action. Moreover, should the outcome of such action determine that any claim of a patent challenged by Alto is both valid and infringed by a Licensed Product, [***].

7.9

Obligation to Pay Royalties. A royalty is due Stanford under this Agreement for any activity conducted under the licenses granted. For convenience’s sake, the amount of that royalty is calculated using Net Sales. [***]. Upon expiration or termination of this Agreement, Alto and its Sublicensees will provide to Stanford an inventory listing of all Licensed Products on hand that were manufactured prior to the expiration or termination date, and such listing to be certified and signed by an officer of Alto. Alto and its sublicensees will be responsible for paying royalties on sales of such Licensed Products in accordance with Section 7.7 of this Agreement.

7.10	No Escrow. Alto shall not pay royalties into any escrow or other similar account.

7.11

Currency. Alto will calculate the royalty on Net Sales in currencies other than U.S. Dollars using the appropriate foreign exchange rate for the currency quoted by the [***]. Alto will make royalty payments to Stanford in U.S. Dollars.

7.12	Non-U.S. Taxes. Alto will pay all non-U.S. taxes related to royalty payments. These payments are not deductible from any payments due to Stanford.

7.13	Interest. Any payments not made when due will bear interest at [***].

8.	ROYALTY REPORTS, PAYMENTS, AND ACCOUNTING

8.1

Earned Royalty Payment and Report. Beginning with the first sale of a Licensed Product by Alto or a sublicensee, or with the first receipt of any Nonroyalty Sublicensing Consideration by Alto, Alto will submit to Stanford a written report, an earned royalty payment and/or Nonroyalty Sublicensing Consideration payment due Stanford within [***] days after each calendar period [***]. This report will be in the form of Appendix C and will state the number, description, and aggregate Net Sales of Licensed Product during the completed calendar time period and details about any Sublicenses. The report will include an overview of the process and documents relied upon [***]. With each report, Alto will include any earned royalty payment and Nonroyalty Sublicensing Consideration payment due Stanford for the completed time period (as calculated under Section 7.7 and Section 4.6).

8.2	No Refund. [***].

8.3

Termination Report. Alto will pay to Stanford all applicable royalties and submit to Stanford a written report within [***] days after the Agreement terminates or expires. Alto will continue to submit earned royalty payments and reports to Stanford after the Agreement terminates or expires, until all Licensed Products made or imported during the Term under the license to the Licensed Patents have been sold.

8.4	Accounting. Alto will maintain records showing manufacture, importation, sale, and use of a Licensed Product for [***] from the date of [***]. Records will include [***].

8.5

Audit by Stanford. Alto will allow Stanford or its designee to examine Alto’s records to verify payments made by Alto under this Agreement. Each audit will be conducted at Alto’s place of business, or other place agreed to by Stanford and Alto, during Alto’s normal business hours and with at least [***] prior written notice to Alto.

8.6

Paying for Audit. Stanford will pay for any audit done under Section 8.5. But if the audit reveals an underreporting of earned royalties due Stanford of [***] or more for the period being audited, Alto will pay the audit costs.

8.7

Self-audit. Alto will conduct an independent audit of sales and royalties at least [***] if annual Net Sales of Licensed Product are over [***]. The audit will address, at a minimum, [***], and whether [***]. Alto will submit the auditor’s report promptly to Stanford upon completion. [***].

9.	EXCLUSIONS AND NEGATION OF WARRANTIES

9.1

Negation of Warranties. [***]. Stanford makes no representations and extends no warranties of any kind, either express or implied. Among other things, Stanford disclaims any express or implied warranty:

(A)	of merchantability, of fitness for a particular purpose;

(B)	of non-infringement; or

(C)	arising out of any course of dealing.

9.2	No Representation of Licensed Patent. Alto also acknowledges that Stanford does not represent or warrant:

(A)	the validity or scope of any Licensed Patent; or

(B)	that the exploitation of Licensed Patent or Technology will be successful.

9.3

Board Representations and Disclaimers. Alto understands and agrees that Board makes no representations or warranties of any kind, express or implied, including, without limitation, as to the Licensed Products, or as to the operability or fitness for any use or particular purpose, merchantability, safety, efficacy, approvability by regulatory authorities, time and cost of development, patentability, and/or breadth of Licensed Patents. Board makes no representation as to whether any patent within Licensed Patents is valid, or as to whether there are any patents now held, or which will be held, by others or by Board that might be required for use of patent rights in field. Nothing in the agreement will be construed as conferring by implication, estoppel or otherwise any license or rights to any patents or technology of Board other than the Licensed Patents, whether such patents are dominant or subordinate to the Licensed Patents.

10.	INDEMNITY

10.1

Indemnification. Alto will indemnify, hold harmless, and defend all Stanford Indemnitees against any third party claim of any kind arising out of or related to the exercise of any rights granted to Alto under this Agreement or the breach of this Agreement by Alto. Stanford agrees to inform Alto reasonably promptly in writing of any claim or threatened claim that may give rise to an obligation of indemnity under this Agreement once Stanford becomes aware of the claim. The failure to inform Alto as described above shall not relieve Alto of any liability or indemnification obligations hereunder unless the failure is materially prejudicial to Alto’s ability to defend such claim. Stanford will provide Alto with the exclusive control of the defense or settlement of each claim for which Alto provides defense and indemnification hereunder, provided that (1) Alto must do so in a manner that does not adversely affect Stanford’s interests unless otherwise expressly agreed by Stanford in writing; (2) it must obtain Stanford’s prior consent to any settlement, (3) it will select legal counsel with experience in similar actions and which is reasonably acceptable to Stanford, (4) the defense activities to be taken by the Alto shall not impair the Stanford Indemnitee’s reputation or admit or increase any criminal liability of the Stanford Indemnitees without consent from the affected Stanford Indemnitees. Subject to Alto’s compliance with this Section 10.1, Alto shall have no obligations under this Section 10.1 for any settlement entered into by the Stanford Indemnitee without Alto’s prior consent. Stanford shall reasonably cooperate with Alto, at Alto’s expense, in the investigation and defense of any claim covered by this indemnification.

10.2

Board Indemnification. Subject to Section 10.3, Alto agrees to hold harmless, defend and indemnify Board, the university system it governs, its member institutions including but not limited to UTSW, its Regents, officers, employees, students and agents (“Board Indemnified Parties”) from and against any liabilities, damages, causes of action, suits, judgments, liens, penalties, fines, losses, costs and expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) (collectively “Board Liabilities”) resulting from claims or demands brought by third parties against a Board Indemnified Party on account of any injury or death of persons, damage to property, or any other damage or loss arising out of or in connection with the Agreement or the exercise or practice by or under authority of Alto, its Affiliates or their Sublicensees, or third party wholesalers or distributors, or physicians, hospitals or other healthcare providers who purchase a Licensed Product, of the rights granted hereunder.

10.3

Conditions of Board Indemnification. Alto shall have no responsibility or obligation under Section 10.2 for any Board Liabilities to the extent caused by the gross negligence or willful misconduct by Board or by UTSW. Obligations to indemnify and hold harmless under Section 10.2 are subject to: (a) to the extent authorized by the Texas Constitution and the laws of the State of Texas and subject to the statutory duties of the Texas Attorney General, the Board Indemnified Party giving Alto control of the defense and settlement of the claim and demand; and (b) to the extent authorized by the Texas Constitution and the laws of the State of Texas and subject to statutory duties of the Texas Attorney General, the Board Indemnified Party providing the assistance reasonably requested by Alto, at Alto’s expense.

10.4

No Indirect Liability. [***] neither party shall be liable to the other party for any special, consequential, lost profit, expectation, punitive or other indirect damages in connection with any claim arising out of or related to this Agreement or the breach hereof, whether grounded in tort (including negligence), strict liability, contract, or otherwise, and regardless of any notice of the possibility of such damages. Stanford shall not have any responsibilities or liabilities whatsoever with respect to Licensed Products.

10.5

Limit of Board Liability. In no event shall Board, the university system it governs, its member institutions (including, without limitation, UTSW), inventors, regents, officers, employees, students, agents or affiliated enterprises, be liable for any indirect, special, consequential, incidental, exemplary, or punitive damages (including, without limitation, damages for loss of profits or revenue) arising out of or in connection with the Agreement or its subject matter, regardless of whether any such party knows or should know of the possibility of such damages. [***] Alto will not be liable to Board for any indirect, special, consequential or punitive damages (including, without limitation, damages for loss of profits or revenue) arising out of or in connection with the agreement or its subject matter, regardless of whether Alto knows or should have known of the possibility of such damages.

10.6	Workers’ Compensation. Alto will comply with all statutory workers’ compensation and employers’ liability requirements for activities performed under this Agreement.

10.7

Insurance. During the term of this Agreement, Alto will maintain Commercial General Liability Insurance, including Product Liability Insurance, with a reputable and financially secure insurance carrier to cover the activities of Alto and its Sublicensees. The insurance will provide minimum limits of liability of [***] per occurrence and will include all Indemnitees as additional insureds. Prior to any use of a Licensed Product in humans, the insurance coverage will be increased to provide minimum limits of liability of [***] per occurrence. Prior to any clinical trial using the Licensed Product, the insurance will include Clinical Trial Insurance in addition to the increased minimum limits of liability of [***] per occurrence. Prior to any offering for sale of Licensed Product by Alto, or its affiliates or Sublicensees, the insurance will include Product Liability Insurance, and will have minimum limits of liability of [***] per occurrence. Insurance must cover claims incurred, discovered, manifested, or made during or after the expiration of this Agreement and must be placed with carriers with ratings of at least [***] as rated by A.M. Best. Within [***] days of the Effective Date of this Agreement, and for each instance in which the coverage is changed as per the requirements above. Alto will furnish a Certificate of Insurance evidencing primary coverage and additional insured requirements. Alto will provide to Stanford [***] days prior written notice of cancellation or material change to this insurance coverage. Alto will advise Stanford in writing that it maintains a combination of excess liability coverage (following form) over primary insurance for at least the minimum limits set forth above. All insurance of Alto will be primary coverage; insurance of Indemnitees will be excess and noncontributory.

10.8	Sovereign Immunity: Licensee accepts that nothing in this Agreement shall constitute a waiver of sovereign immunity by parties that are state agencies.

11.	EXPORT

Alto and its Sublicensees will comply with all applicable United States laws and regulations controlling the export of licensed commodities and technical data relating to this Agreement. (For the purpose of this paragraph, “licensed commodities” means any article, material or supply but does not include information; and “technical data” means tangible or intangible technical information that is subject to U.S. export regulations, including blueprints, plans, diagrams, models, formulae, tables, engineering designs and specifications, manuals and instructions.) These laws and regulations may include, but are not limited to, the Export Administration Regulations (15 CFR 730-774), the International Traffic in Arms Regulations (22 CFR 120-130) and the various economic sanctions regulations administered by the U.S. Department of the Treasury (31 CFR 500-600).

Among other things, these laws and regulations may prohibit or require a license for the export or retransfer of certain commodities and technical data to specified countries, entities and persons. [***].

12.	MARKING

Before any Licensed Patent issues, Alto will mark Licensed Product with the words “Patent Pending.” Otherwise, Alto will mark Licensed Product that has been manufactured after notice from Stanford that a Licensed Patent has issued with the number of any issued Licensed Patent.

13.	STANFORD NAMES AND MARKS

Alto will not use (i) Stanford’s, UTSW’s or the VA’s name or other trademarks, (ii) the name or trademarks of any organization related to Stanford, UTSW or the VA, or (iii) the name of any Stanford or UTSW faculty member, employee, student or volunteer or any VA employee. This prohibition includes, but is not limited to, use in press releases, advertising, marketing materials, other promotional materials, presentations, case studies, reports, websites, application or software interfaces, and other electronic media. Notwithstanding the foregoing, Alto may include Stanford’s, UTSW’s and the VA’s name in factual statements in legal proceedings, patent applications and other regulatory filings. In addition, Alto may make a short factual statement that identifies Stanford and UTSW as the licensor of the rights granted under this Agreement to actual or potential investors or acquirers, as well as in the “About Alto” or other similar section of the Alto website. To potential investors, Alto may disclose that Stanford is a shareholder.

14.	PROSECUTION AND PROTECTION OF PATENTS

14.1	Patent Prosecution.

(A)

Stanford will be responsible for preparing, filing, prosecuting and maintaining the Licensed Patents. [***] Stanford agrees to (i) instruct Stanford’s patent counsel to furnish to Alto copies of material documents relevant to such filing and prosecution prior to any deadlines, and (ii) allow Alto a reasonable opportunity to comment on material documents filed with any patent office with respect to the Licensed Patents, (iii) include Alto in discussions prior to any substantive patent action.

(B)

In the event Alto decides that it no longer intends to pay for filing, prosecution, or maintenance of one or more Licensed Patents, Alto shall give Stanford written notice at least [***] in advance of any applicable deadline for that Licensed Patent. Stanford may in its discretion continue to prosecute and maintain such Licensed Patent(s) at its expense [***].

14.2	Patent Costs. Within [***] days after receiving a statement from Stanford, Alto will reimburse Stanford:

(A)

for all Licensed Patent’s patenting expenses, including but not limited to interference or reexamination matters, inventorship disputes and opposition proceedings incurred by Stanford after the Effective Date. In all instances, Stanford will pay the fees prescribed for large entities to the United States Patent and Trademark Office; and

(B)

$83,589.99 to offset Licensed Patent’s patenting expenses, including but not limited to interference or reexamination matters, inventorship disputes and opposition proceedings incurred by Stanford before the Effective Date.

14.3

Infringement Procedure. Each party will promptly notify the other if it believes a third party infringes a Licensed Patent or if a third party files a declaratory judgment action with respect to any Licensed Patent. During [***], Alto may have the right to institute a suit against or defend any declaratory judgment action initiated by this third party [***], as provided in Section 14.4 through and including Section 14.8.

14.4

Alto Suit. Alto has the first right to institute and prosecute a suit or defend any declaratory judgment action [***]. Stanford represents and warrants to Alto that it has the authority to grant Alto this right under its IIA with Board of behalf of UTSW and its IMA with VA. [***]. If [***] and Alto:

(A)	[***]

(B)	[***].

then Alto may institute and prosecute a suit or defend any declaratory judgment action so long as it conforms with the requirements of this Section. If Alto decides to institute suit, it will notify Stanford in writing and give Stanford the opportunity to institute suit jointly as provided in Section 14.5. Alto will [***] pursue the suit and Alto will [***]. Alto will keep Stanford reasonably apprised of all developments in the suit and [***] on any substantive submissions or positions taken in the litigation regarding the scope, validity and enforceability of the Licensed Patent. Alto will not initiate, prosecute, settle or otherwise compromise any such suit in a manner that [***]. Stanford, Board, UTSW or the VA may be named as a party only if:

(C)	Alto’s and Stanford’s respective counsel recommend that such action is necessary in their reasonable opinion to achieve standing;

(D)	Stanford is not the first named party in the action; and

(E)	the pleadings and any public statements about the action state that Alto is pursuing the action and that Alto has the right to join Stanford as a party.

14.5	Joint Suit. If Stanford and Alto so agree, they may institute suit or defend the declaratory judgment action jointly. If so, they will:

(A)	prosecute the suit in both their names;

(B)	bear the out-of-pocket costs equally;

(C)	share any recovery or settlement equally; and

(D)	agree how they will exercise control over the action.

14.6

Stanford, Board and VA Suit. If neither Section 14.4 nor 14.5 apply, Stanford, Board and the VA have the right to institute and prosecute a suit or defend any declaratory judgment action on either of their own account, and may name Alto as a party for standing purposes. If Stanford, Board and the VA decide to institute suit, Stanford will notify Alto in writing. If Alto does not notify Stanford in writing that it desires to jointly prosecute the suit within [***] days after the date of the notice, Alto will assign and hereby does assign to Stanford, Board or the VA, as the case may be, all rights, causes of action, and damages resulting from the alleged infringement. Stanford, Board or the VA will bear the entire cost of the litigation and will retain the entire amount of any recovery or settlement.

14.7

Recovery. Any recovery or settlement received in connection with any suit will first be shared by Stanford and Alto equally to cover the litigation costs each incurred, and next shall be paid to Stanford or Alto to cover any litigation costs it incurred in excess of the litigation costs of the other. In any suit initiated by Alto, any recovery in excess of litigation costs will be shared between Alto and Stanford as follows: (i) for any recovery other than amounts paid for willful infringement: (A) Stanford will receive [***] of the recovery if Stanford was not a party in the litigation; (B) Stanford will receive [***] of the recovery if Stanford was a party in the litigation, or (C) Stanford will receive [***] of the recovery if Stanford incurred any litigation costs in connection with the litigation; and (ii) for any recovery for willful infringement, Stanford will receive [***] of the recovery; and all other amounts shall be retained by Alto. In any suit initiated by Stanford, any recovery in excess of litigation costs will belong to Stanford. Stanford and Alto agree to be bound by all determinations of patent infringement, validity, and enforceability (but no other issue) resolved by any adjudicated judgment in a suit brought in compliance with this Section 14.

14.8

Abandonment of Suit. If either Stanford or Alto commences a suit and then wants to abandon the suit, it will give timely notice to the other party. The other party may continue prosecution of the suit after Stanford and Alto agree on the sharing of expenses and any recovery in the suit.

14.9	VA Cooperation. The VA’s cooperation in litigation proceedings instituted under this Agreement is subject to U.S. Department of Justice approval on a case-by-case basis.

14.10

Board Cooperation. If it is necessary to name Board as a party in such action, then Alto must first obtain Board’s prior written permission, which permission shall not be unreasonably withheld, provided that Board shall have reasonable prior input on choice of counsel on any matter where such counsel represents Board, and Alto and such counsel agree to follow all required procedures of the Texas Attorney General regarding retention of outside counsel for state entities.

15.	TERM AND TERMINATION

15.1

Term of Agreement. This Agreement shall commence on the Effective and shall continue for the duration of the Exclusive Term and Nonexclusive Term (together, the “Term”), unless terminated earlier in accordance with this Section 15.

15.2	Termination by Alto. Alto may terminate this Agreement by giving Stanford written notice at least [***] days in advance of the effective date of termination selected by Alto.

15.3	Termination by Stanford.

(A)	Stanford may also terminate this Agreement if Alto:

(1)	[***];

(2)	[***];

(3)	[***];

(4)	is in material breach of any provision; or

(5)	[***].

(B)

Termination under this Section 15.3 will take effect 30 days after written notice by Stanford unless Alto remedies the problem in that 30-day period. If the breach is in dispute, then termination will be delayed by [***] days (from the written notice) while the parties attempt to resolve the dispute.

15.4	Surviving Provisions. Surviving any termination or expiration of this Agreement are:

(A)	Alto’s obligation to make all payments, accrued or accruable, including but not limited to fees, royalties and patent costs;

(B)	any claim of Alto or Stanford, accrued or to accrue, because of any breach or default by the other party; and

(C)	the provisions of Sections 8, 9, and 10 and any other provision that by its nature is intended to survive.

16.	CHANGE OF CONTROL, ASSIGNMENT AND NON-ASSIGNABILITY

16.1	Change of Control. If there is a Change of Control or if this Agreement is assigned to a third party that was not an Affiliate prior to the Change of Control, [***] per Section 16.2.

16.2	Conditions of Assignment. Alto may assign this Agreement upon prior and complete performance of the following conditions:

(A)	Alto must give Stanford written notice of the assignment within [***], including the new assignee’s contact information; and

(B)	the new assignee must agree in writing to Stanford to be bound by this Agreement; and

(C)	Stanford must have received [***].

16.3

After the Assignment. Upon a permitted assignment of this Agreement pursuant to Section 16, Alto will be released of liability under this Agreement and the term “Alto” in this Agreement will mean the assignee.

16.4

Bankruptcy. In the event of a bankruptcy or insolvency, assignment is permitted only to a party that can provide adequate assurance of future performance, including diligent development and sales of Licensed Product.

16.5

Nonassignability of Agreement. Except in conformity with Section 16.2 and Section 16.4, this Agreement is not assignable by Alto under any other circumstances and any attempt to assign this Agreement by Alto is null and void.

17.	DISPUTE RESOLUTION

17.1

Dispute Resolution by Arbitration. Any dispute between the parties regarding any payments made or due under this Agreement will be settled by arbitration in accordance with the JAMS Arbitration Rules and Procedures, provided that in the case of a good faith dispute as to the amount due, the cure period under Section 15.3 will be tolled until the amount due has been finally determined in such an arbitration. The parties are not obligated to settle any other dispute that may arise under this Agreement by arbitration.

17.2

Request for Arbitration. Either party may request such arbitration. Stanford and Alto will mutually agree in writing on a third-party arbitrator within [***] days of the arbitration request. The arbitrator’s decision will be final and nonappealable and may be entered in any court having jurisdiction.

17.3

Discovery. The parties will be entitled to discovery as if the arbitration were a civil suit in the California Superior Court. The arbitrator may limit the scope, time, and issues involved in discovery.

17.4	Place of Arbitration. The arbitration will be held in Stanford, California unless the parties mutually agree in writing to another place.

17.5	Patent Validity. Any dispute regarding the validity of any Licensed Patent shall be litigated in the courts located in [***], and [***].

18.	NOTICES

18.1	Legal Action. Alto will provide written notice to Stanford at least [***] prior to [***]. Alto will include with such written notice [***].

18.2	All Notices. All notices under this Agreement are deemed fully given when written, addressed, and sent as follows:

All general notices to Alto are mailed or emailed to:

Amit Etkin

153 2nd Street, Suite 107, Los Altos, CA 94022

[***]

All financial invoices to Alto (i.e., accounting contact) are e-mailed to:

Dan Segal

[***]

All progress report invoices to Alto (i.e., technical contact) are e-mailed to:

Amit Etkin

[***]

All general notices to the VA:

Office of Technology Licensing

All general notices to Stanford are e-mailed or mailed to:

Office of Technology Licensing – Stanford

415 Broadway Street

2nd Floor, MC 8854

Redwood City, CA 94063

[***]

All general notices to the VA are mailed to:

[***]

Technology Transfer Program

Office of Research and Development

U.S. Department of Veterans Affairs

820 Vermont Avenue N.W.

Washington, D.C. 20420

All payments to Stanford are mailed to:

Stanford University

Office of Technology Licensing

Department #44439

P.O. Box 44000

San Francisco, CA 94144-4439

All progress reports to Stanford are e-mailed or mailed to:

Office of Technology Licensing – Stanford

415 Broadway Street

2nd Floor, MC 8854

Redwood City, CA 94063

[***]

Any notice related to Section 7.4 or Section 7.5 (Stanford Purchase Rights) shall be copied concurrently to [***].

Either party may change its address with written notice to the other party.

19.	MISCELLANEOUS

19.1	Waiver. No term of this Agreement can be waived except by the written consent of the party waiving compliance.

19.2

Choice of Law. This Agreement and any dispute arising under it is governed by the laws of the State of California, United States of America, applicable to agreements negotiated, executed, and performed within California.

19.3

Entire Agreement. The parties have read this Agreement and agree to be bound by its terms, and further agree that it constitutes the complete and entire agreement of the parties and supersedes all previous communications, oral or written, and all other communications between them relating to the licenses granted hereunder and to the subject hereof. The parties agree that this Agreement supersedes all previous and future purchase orders. This Agreement may not be amended except by writing executed by authorized representatives of both parties. No representations or statements of any kind made by either party, which are not expressly stated herein, will be binding on such party.

19.4

Confidentiality. Stanford Office of Technology Licensing will maintain the reports and any information provided by Alto to Stanford pursuant to Articles 4 (Sublicensing), 6.2 (Progress Report), 7 (Royalties) and 8 (Royalty Reports, Payments and Accounting) in confidence and not disclose such information or reports to any third party, except as required by applicable law. Stanford’s obligation of confidentiality hereunder will be fulfilled by using at least the same degree of care with Alto’s confidential information as it uses to protect its other confidential information. [***].

19.5	Exclusive Forum. The state and federal courts having jurisdiction over [***], provide the exclusive forum for any court action between the parties relating to this Agreement. [***].

19.6	Headings. No headings in this Agreement affect its interpretation.

19.7

Electronic Copy. The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

The parties execute this Agreement in duplicate originals by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND
STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Mona Wan
Name:	Mona Wan
Title:	Associate Director
Date:	Dec. 6, 2019

ALTO NEUROSCIENCE, INC.

Signature:	/s/ Amit Etkin
Name:	Amit Etkin
Title:	Chief Executive Officer
Date:	Dec. 6, 2019

Appendix A – Licensed Patents

[***]

Appendix B – Milestones

[***]

Appendix C – Sample Reporting Form

[***]

Appendix D – Technology

[***]

Certain information has been excluded from this agreement (indicated by “[***]”) because such information is both (a) not material and (b) is the type that the registrant customarily and actually treats as private or confidential.

AMENDMENT NO 1

TO THE

LICENSE AGREEMENT EFFECTIVE THE 6TH DAY OF DECEMBER 2019 BETWEEN

STANFORD UNIVERSITY

AND

ALTO NEUROSCIENCE, INC.

Effective the 18th day of May 2020, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Alto Neuroscience (“Alto”), a corporation having a principal place of business at 153 2nd Street, Suite 107, Los Altos, CA 94022, agree as follows:

1.	BACKGROUND

Stanford and Alto are parties to an Exclusive License Agreement with Equity, effective the 6th day of December 2019 (“Original Agreement”) covering four inventions to guide treatment of psychiatry patients, disclosed in Stanford dockets [***] from the laboratory of Professor Amit Etkin.

Stanford and Alto wish to amend the Original Agreement to add the invention disclosed in Stanford docket [***], entitled [***], which was invented in the laboratory of Professor Amit Etkin, and which was supported by the National Institutes of Health and the Department of Veterans Affairs (VA). [***].

2.	AMENDMENT FEE

2.1	Alto will pay Stanford $2,000 payable upon signing this Amendment No 1.

2.2	Within [***] days after receiving a statement from Stanford, Alto will reimburse Stanford $1,916.00 in past patent expenses related to docket [***].

3.	AMENDMENT

3.1	The table in Appendix A of Original Agreement is hereby deleted in its entirety and replaced with:

[***]

3.2	The table in Appendix D of Original Agreement is hereby amended to include:

[***].

1

4.	OTHER TERMS

4.1	All other terms of the Original Agreement remain in full force and effect.

4.2

The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

2

The parties execute this Amendment No 1 by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Mona Wan
Name:	Mona Wan
Title:	Associate Director
Date:	May 18, 2020

ALTO NEUROSCIENCE, INC.

Signature:	/s/ Amit Etkin
Name:	Amit Etkin
Title:	CEO
Date:	May 18, 2020

3

AMENDMENT No 2

TO THE

LICENSE AGREEMENT EFFECTIVE THE 6TH DAY OF DECEMBER 2019

BETWEEN

STANFORD UNIVERSITY

AND

ALTO NEUROSCIENCE, INC.

Effective the 10th day of December 2023, THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and Alto Neuroscience, Inc. (“Alto”), a corporation having a principal place of business at 369 South San Antonio Road, Los Altos, CA 94022, agree as follows:

1.	BACKGROUND

Stanford and Alto are parties to an Exclusive License Agreement with Equity, effective the 6th day of December 2019 and amended as of the 18th day of May 2020 (“Original Agreement”).

Stanford and Alto wish to amend the Original Agreement to address relevant updates to Alto’s business model and the diligence milestones in Appendix B. Alto has completed items 1-3.

2.	AMENDMENT

The Appendix B Milestones set forth in the Original Agreement are hereby deleted in their entirety and replaced with the following:

[***]

3.	OTHER TERMS

3.1	All other terms of the Original Agreement remain in full force and effect.

3.2

The parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The parties further waive any right to challenge the admissibility or authenticity of this document in a court of law based solely on the absence of an original signature.

The parties execute this Amendment No 2 by their duly authorized officers or representatives.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

Signature:	/s/ Mona Wan
Name:	Mona Wan
Title:	Senior Associate Director, Licensing Life Sciences
Date:	Dec 11, 2023

ALTO NEUROSCIENCE, INC.

Signature:	/s/ Amit Etkin
Name:	Amit Etkin
Title:	CEO
Date:	Dec 11, 2023